DEAN HELLER
Secretary of State

206 North Carson Street
Carson  City, Nevada 89701-4299
(775) 684 5708

Articles of Incorporation
(pursuant to NRS 78.)

Important: Read attached instructions before completing form.                                        ABOVE SPACE IS FOR OFFICE USE.
1.	Name of Corporation:	SPECTRE TECHNOLOGY CORPORATION
2.	Resident Agent Name and Street Address: (must be nevada adress where process may be served)	CSC SERVICES OF NEVADA, INC. Name 502 E. JOHN ST. Carson City Nevda 89706 Street Address City State Zip Code
3.	Shares: (number of shares corporation authorized to issue)	Number of shares with par value: 50,000 Par Value: $ .001 Number of shares without par value
(number of shares corporationn authorized to issue)
4.	Names &Addresses of Board of Directors/Trustees (attach additional pages oif there is more than 3 directors/trustees)	1. ALAIN GHIAI Name 2108-1033 MARINASIDE CRESCENT VANCOUVER BC CN V6E2E9 Street Address City State Zip Code
5.	Purpose: (Optional-see instructions)	The purpose of this Corporation shall be:
6.	Names, Address and Signature of Incorporator: (attach additional pages if there is more than 1 incorporator)	C. WOODGATE /s/ C. Woodgate Name Signature 502 E. JOHN ST CARSON CITY NV 89706 Address City State Zip Code
7.	Certificate of Acceptence of Appointment of Resident Agent:
I hereby accept appointment as Resident Agent for the above named corporation.
CSC Services of Nevada, Inc.
By: _/s/_______________________________                                         __12/29/04___________________
Authorized Signature of R.A. or On Behalf of R.A Company        Date

This form must be accompanied by approriate fees. See attached fee schedule.

NAME: SPECTRE TECHONOLGY CORPORATION

FILE TYP/NR C    35585-2004 ST NEVADA    INC ON DEC 30, 2004 FOR PERPETUAL
    STATUS: ARTICLES FILED     :  12-30-04    NUMBER OF PAGES FILED:    1  ERR
        TYPE: REGULAR
    PURPOSE: ALL LEGAL ACTIVITIES
            FF75-2CC-PU-EF            CAPITAL:        $50.000
    PAR SHRS:       50,000    PAR VAL:    $.001    NR NO PAR SHRS:
     RA NBR:    62865
            NO OFFICERS LISTED
    RA      CSC SERVICES OF NEVADA, INC.     ROOM E     ACCEPTED 123004
        502 EAST JOHN STREET       CARSON CITY    NV       89706
    FILER     CSC
        502 EAST JOHN ST ROOM E     CARSON CITY     NV     89706 + 3078